2015 Third Quarter Conference Call November 10, 2015

Statements in this presentation, including the information set forth as to the future financial or operating performance of Atlas Financial Holdings, Inc., American Country Insurance Company, American Service Insurance Company, Gateway Insurance Company and/or Global Insurance Company of New York (collectively, “Atlas”), that are not current or historical factual statements may constitute “forward looking” information within the meaning of securities laws. Such forward looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of Atlas, or industry results, to be materially different from any future results, performance or achievements expressed or implied by such forward looking statements. When used in this presentation, such statements may include, among other terms, such words as “may,” “will,” “expect,” “believe,” “plan,” “anticipate,” “intend,” “estimate” and other similar terminology. These statements reflect current expectations, estimates and projections regarding future events and operating performance and speak only as to the date of this presentation. Readers should not place undue importance on forward looking statements and should not rely upon this information as of any other date. These forward looking statements involve a number of risks and uncertainties. Some of the factors facing Atlas that could cause actual results to differ materially from those expressed in or underlying such forward looking statements include: (i) market fluctuations, changes in interest rates or the need to generate liquidity; (ii) access to capital; (iii) recognition of future tax benefits on realized and unrealized investment losses; (iv) managing expansion effectively; (v) conditions affecting the industries in which we operate; (vi) competition from industry participants; (vii) attracting and retaining independent agents and brokers; (viii) comprehensive industry regulation; (ix) our holding company structure; (x) our ratings with A.M. Best; (xi) new claim and coverage issues; (xii) claims payments and related expenses; (xiii) reinsurance arrangements; (xiv) credit risk; (xv) our ability to retain key personnel; (xvi) our ability to replace or remove management or Directors; (xvii) future sales of common shares; (xviii) public company challenges; and (xix) failure to effectively execute our business plan. The foregoing list of factors is not exhaustive. See also “Risk Factors” listed in the Company’s most recent registration statement filed with the SEC. Many of these issues can affect Atlas’ actual results and could cause the actual results to differ materially from those expressed or implied in any forward looking statements made by, or on behalf of, Atlas. Readers are cautioned that forward looking statements are not guarantees of future performance, and should not place undue reliance on them. In formulating the forward looking statements contained in this presentation, it has been assumed that business and economic conditions affecting Atlas will continue substantially in the ordinary course. These assumptions, although considered reasonable at the time of preparation, may prove to be incorrect. When discussing our business operations, we may use certain terms of art which are not defined under U.S. GAAP. In the event of any unintentional difference between presentation materials and our GAAP results, investors should rely on the financial information in our public filings. Safe Harbor 2

Atlas Snapshot 3 NASDAQ: AFH At 9/30/2015 At 6/30/2015 Corporate Headquarters Elk Grove Village, IL (Chicago suburb) Core Target Markets Taxi / Limo / Paratransit Cash and Investments $234.1 million $227.5 million Total Assets $404.6 million $383.5 million Total Atlas Shareholders’ Equity $125.9 million $121.1 million Common Shares Outstanding (includes Restricted Share Units) 12,008,624 12,008,624 Book Value Per Outstanding Common Share $9.88 $9.48

• Increased 55.3% in Q3 2015 to $65.3 million, which included an increase of 57.8% in the core commercial auto business GPW • Licensed in 49 states and the District of Columbia • Actively distributes insurance product in 40 states • Quarter over quarter growth in 11 states of greater than 100% Vertical Growth Q3 2015 Milestones  Integration of Global Liberty continuing to progress as planned  Continued utilizing financial measures to support self funded growth  Single largest quarter in Company’s history  P&C industry pre-tax ROE of approximately 9.5%1, AFH pre-tax ROE of 21%. • 88.8% for Q3 2015 • 10th straight quarter under 95% / 5th straight quarter under 90% Combined Ratio • Operating income improved 66.9% to $5.8 million • Operating income per common share diluted increased to $0.46, compared to $0.28 in the prior year period Operating Income • Annualized third quarter 2015 return on average common equity was 13.6% after tax (21.0% pre-tax) Return on Common Equity (ROCE) 2015 Q3 Financial and Operating Highlights 4 1 Source: SNL Financial

5 % Growth 55.3% 66.9% 19.9% 2015 Q3 Financial and Underwriting Highlights $42.0 $65.3 $0.0 $10.0 $20.0 $30.0 $40.0 $50.0 $60.0 $70.0 Q3 2014 Q3 2015 Gross Written Premium $3.4 $5.8 $0.0 $1.0 $2.0 $3.0 $4.0 $5.0 $6.0 $7.0 Q3 2014 Q3 2015 Operating Income $3.5 $4.0 $0.0 $0.5 $1.0 $1.5 $2.0 $2.5 $3.0 $3.5 $4.0 $4.5 Q3 2014 Q3 2015 Net Income $8.24 $9.88 $7.00 $7.50 $8.00 $8.50 $9.00 $9.50 $10.00 $10.50 Q3 2014 Q3 2015 Book Value 15.2% Premium Growth GPW increased by 55.3% to $65.3 million • GPW increased 57.8% in core light commercial auto business Strong Underwriting Results Combined ratio improved by 0.8 percentage points year-over-year to 88.8% Book Value Growth Atlas has increased book value in each of the past 12 quarters • $9.88 at 9/30/2015 compared to $9.08 at 12/31/2014 and $9.48 at 6/30/2015 $ in millions except per share data

Consistent Quarterly Year/Year Margin Improvement Since 2013 U.S. IPO 6 Combined Operating Ratio (“COR”) Three Month Periods Ended September 30, 2015 September 30, 2014 Loss ratio 60.0% 62.2 % Underwriting expense ratio 28.8% 27.4 % Combined ratio 88.8% 89.6% 80% 82% 84% 86% 88% 90% 92% 94% 96% 98% 100% Q1 Q2 Q3 Q4 2013 2014 2015 Year to date, excluding debt treatment and equity incentive, underwriting expense ratio is 26.9% ₋ Q3 expense ratio is 27.2% on this basis ₋ Timing of expenses in the quarter resulted in an increase of 1.3% ₋ Expenses are expected to trend back down in the fourth quarter 63.9% 62.3% 58.6% 0.3% 1.5% 1.4% 30.2% 26.9% 26.9% F U L L Y E A R 2 0 1 3 F U L L Y E A R 2 0 1 4 Y T D 2 0 1 5 Loss & LAE Ratio Debt Service and Share Based Comp Underwriting Expense Ratio

Gross Written Premium: Inforce 7 As at September 30, 2015, in-force premium was $199.1 million and the Company’s gross unearned premium reserve was $108.1 million.

Geographic Diversification

Gross premium written by state ($ in '000s)								
	Three Month Periods Ended				Nine Month Periods Ended			
	September 30, 2015		September 30, 2014		September 30, 2015		September 30, 2014	
New York	$ 25,922	39.7 %	$ 16,645	39.6 %	$ 46,888	29.9 %	$ 25,313	26.3 %
California	7,870	12.0 %	3,317	7.9 %	15,667	10.0 %	5,908	6.1 %
Louisiana	4,498	6.9 %	3,415	8.1 %	9,626	6.1 %	4,995	5.2 %
Michigan	2,976	4.6 %	2,226	5.3 %	10,088	6.4 %	8,130	8.5 %
Virginia	2,328	3.6 %	1,024	2.4 %	4,987	3.2 %	2,770	2.9 %
Minnesota	2,266	3.5 %	1,481	3.5 %	6,815	4.3 %	5,217	5.4 %
Colorado	1,732	2.7 %	165	0.4 %	2,055	1.3 %	478	0.5 %
South Carolina	1,636	2.5 %	1,185	2.8 %	3,403	2.2 %	2,943	3.1 %
Missouri	1,511	2.3 %	1,267	3.0 %	2,664	1.7 %	2,499	2.6 %
Ohio	1,403	2.1 %	1,154	2.7 %	4,079	2.6 %	3,333	3.5 %
Other	13,173	20.1 %	10,167	24.3 %	50,591	32.3 %	34,485	35.9 %
Total	$ 65,315	100.0 %	$ 42,046	100.0 %	$ 156,863	100.0 %	$ 96,071	100.0 %

Gross premium written by state (%)
Quarter Ended 9/30/2015



New York, 39.7%
California, 12.0%
Louisiana, 6.9%
Michigan, 4.6%
Virginia, 3.6%
Minnesota, 3.5%
Colorado, 2.7%
South Carolina, 2.5%
Missouri, 2.3%
Ohio, 2.1%
Other, 20.1%

Gross premium written by state (%)
YTD 9/30/2015



New York, 29.9%
California, 10.0%
Louisiana, 6.1%
Michigan, 6.4%
Virginia, 3.2%
Minnesota, 4.3%
Colorado, 1.3%
South Carolina, 2.2%
Missouri, 1.7%
Ohio, 2.6%
Other, 32.3%

8

Operating Activities: Underwriting (commercial business only: excludes Global Liberty) 9 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% Current target of 65%. Through Q3 ’15 market conditions continue to show firming (magnitude varies by geography). We anticipate increasing target hit ratio to 70% or greater if conditions persist. Hit ratio target will continued to be monitored for the balance of the year. If commercial auto rate increases shift from mid to high single digits, a higher target will be established. Bound/Application Ratio Application Count by Agent Category Continuing incremental volume from new and existing agents with continuing volume related to “book rolls” from other markets. In Q3 ’15, 37.1% of applications came from new agents (including GIC). 0 50 100 150 200 250 300 350 New Agents Existing Agents

Operating Activities: Underwriting (commercial business only: excludes Global Liberty) 10 - 1,000 2,000 3,000 4,000 5,000 6,000 7,000 Actual Last Year 0.00% 20.00% 40.00% 60.00% 80.00% 100.00% 120.00% Renewal Retention (Policy Count) Target of 85% based on current market conditions. High persistency continues to provide support for incremental rate increases. Note: The policy count drop in Sept is due primarily to the following: 1.2% due to consolidation of a MN account & 2.8% business loss in Seattle due to reinstated “A” rating requirement which remains under consideration. New Business Submissions (Monthly Vehicles Submitted)

NWP to Statutory Surplus Analysis Actual through Q3 2015 $25 mil equity raise $15.5 mil Debt Begin use of Quota Share Reins Trailing 12 months 11 $11 $18 $24 $43 $49 $59 $66 $74 $85 $94 $101 $108 $111 $133 $148 $162 $52 $50 $50 $49 $52 $51 $53 $52 $53 $54 $61 $62 $63 $81 $101 $110 0.20 0.36 0.48 0.86 0.94 1.15 1.24 1.42 1.60 1.73 1.66 1.76 1.76 1.64 1.47 1.47 - 0.20 0.40 0.60 0.80 1.00 1.20 1.40 1.60 1.80 2.00 $0.0 $25.0 $50.0 $75.0 $100.0 $125.0 $150.0 $175.0 $200.0 $225.0 $250.0 $275.0 $300.0 Q4 2011 Q1 2012 Q2 2012 Q3 2012 Q4 2012 Q1 2013 Q2 2013 Q3 2013 Q4 2013 Q1 2014 Q2 2014 Q3 2014 Q4 2014 Q1 2015 Q2 2015 Q3 2015 M ill io n s NWP Surplus NWP Core:Surplus (right axis)

Financial Highlights 12

Q3 2015 Financial Highlights (comparisons to prior year period) • Gross premium written increased by 55.3% to $65.3 million – increase of 57.8% in core commercial auto lines • Underwriting results improved by $2.0 million to $4.7 million, representing a 75.4% increase • Underwriting expense ratio adjusted for debt treatment and share based compensation expenses was 27.8% – Target total expense ratio of 24.5% to 26.5% • Operating income increased 66.9% to $5.8 million, or $0.46 per common share diluted • Income before taxes was $6.1 million compared to $3.5 million in the same period of the prior year, representing a 75.1% increase • Net income attributable to Atlas was $4.0 million, compared to $3.5 million during the three month period ended Sept. 30, 2014 – Note: In Q3 ’15, effective tax rate (state & federal) was 33.9% vs. 0.2% in Q3‘14 • Earnings per common share diluted were $0.32, compared to $0.29 in the same period of the prior year 13

2015 Q3 Operating Income Operating Income is an internal performance measure used in the management of the Company's operations. It represents before-tax operational results excluding, as applicable, net realized gains or losses, net impairment charges recognized in earnings, non-recurring and atypical costs and other items. Operating Income should not be viewed as a substitute for U.S. Generally Accepted Accounting Principles (U.S. GAAP) net income. The table below reconciles U.S. GAAP net income to operating income ($ in '000's): 14 Adjusted Operating Income (in '000's, except per share values) Three Month Periods Ended September 30, 2015 September 30, 2014 U.S. GAAP net income attributable to Atlas $ 4,024 $ 0.32 $ 3,493 $ 0.29 Add: income tax expense 2,068 0.16 8 — Less: net investment gains 91 0.01 68 0.01 Less: other income 269 0.01 (1) — Adjusted operating income $ 5,732 $ 0.46 $ 3,434 $ 0.28

15 Detailed Impact of Changes to Book Value per Common Share Book value per common share was as follows: Book value per common share of $9.88 increased by $0.80 relative to December 31, 2014 as follows: $0.96 increase related to net income after tax and before items below; $0.02 increase related to the change in realized investment after tax; ($0.02) decrease related to the preferred share dividends; $0.02 increase related to the change in unrealized gains/losses after tax; ($0.05) decrease related to share based compensation; and ($0.13) decrease related to expenses incurred with the acquisition of subsidiaries. $0.80 total change from December 31, 2014 book value per common share As of: (in '000s, except for shares and per share data) September 30, 2015 December 31, 2014 Atlas shareholders' equity $ 125,925 $ 109,399 Less: Preferred stock in equity 6,941 2,000 Less: Accumulated dividends on preferred stock 380 184 Common equity $ 118,604 $ 107,215 Participative shares: Common shares outstanding 11,978,993 11,771,586 Restricted stock units (RSUs) 29,631 37,038 Total participative shares 12,008,624 11,808,624 Book value per participative share outstanding $ 9.88 $ 9.08

• Attractive investment leverage • Credit Facility: – $5 million one-year revolver, LIBOR + 2.75% ($2.0 million drawn) – $30 million five-year draw facility, LIBOR + 4.5% ($15.5 million drawn) • Acquisitions with adverse development protection ($ in millions) September 30, 2015 December 31, 2014 Cash and Investments $234.1 $180.0 Total Assets $404.6 $283.9 Claim Reserves (Gross of Reinsurance) (1) (2) (3) $123.7 $102.4 Unearned Premiums $108.1 $59.0 Atlas Shareholders’ Equity $125.9 $109.4 16 (1) Atlas’ purchase of American Country and American Service included $10 million limit of adverse development protection (90% quota share after $1 million) based on reserves as of September 30, 2010, which has not been utilized. (2) Gateway Acquisition included $2 million of adverse development protection (3) Recently acquired Global Liberty included $4 million of adverse development protection Strong Balance Sheet

Investment Portfolio Conservative Investment Approach • Emphasize preservation of capital, market liquidity to support payment of liabilities and diversification of risk • Investment duration re-positioned to match core commercial auto reserve liabilities (3.65 years) Investment Portfolio • As of Sept. 30, 2015, total investments equaled $213.1 million, of which fixed income consisted of 88.8% • Predominantly corporate and government bonds • Average S&P rating of AA • 57.0% AAA • 85.5% A or better 17 Government 21% Corporate 33% Mortgage Backed 26% Other Asset Backed 9% Other Investments 10% Equities 1% Investment Portfolio (9/30/2015) (1) (1) American Country Insurance Company, American Service Insurance Company, Inc., Gateway Insurance Company, Global Liberty Insurance Co. of New York Credit ratings of fixed income securities portfolio (in '000s) As of: September 30, 2015 December 31, 2014 Amount % of Total Amount % of Total AAA/Aaa $ 107,862 57.0% $ 77,856 61.3 % AA/Aa 21,811 11.5% 10,897 8.6 % A/A 32,054 17.0% 22,206 17.5 % BBB/Baa 26,746 14.1% 15,990 12.6 % BB 784 0.4% — — % Total Fixed Income Securities $ 189,257 100.0% $ 126,949 100.0%

Outlook / Market Overview 18

Operating Activities: Market Conditions Overall Commercial Pricing Trend Majority of Atlas’ Target Market are Individual Entrepreneurs and Small Fleet Operators Market Notes: Continued reduction of capacity in the public auto space resulting from non-renewal of MGA programs is resulting in continued market improvement in our niche despite the slowdown in rate increases seen in commercial lines generally. At this point, no signs of significant new market entrant. Commercial Auto continues to lead all other large P&C segments in positive rate activity 19

Loss Ratio 70% Historical results from Atlas’ insurance subsidiaries have continued to produce loss ratios in the 70% range during soft market cycles Combined Ratio of 95 – 97%1 Current Investment Yield of 2.0% on total portfolio of 1.5X net premium earned Tax rate of 35%2 After Tax ROE High Single Digits / Low Teens Loss Ratio 60% Combined Ratio will drop as expenses continue to trend towards the following range. Combined Ratio of 85 – 87%1 Current Investment Yield of 2.0% on total portfolio of 1.5X net premium earned Tax rate of 35%2 After Tax ROE High Teens / Low 20s Loss Ratio 50% Loss ratios for the insurance companies Atlas owns were in the low 50’s for multiple years in prior hard market cycles. Combined Ratio of 75 – 77%1 Current Investment Yield of 2.0% on total portfolio of 1.5X net premium earned Tax rate of 35%2 After Tax ROE Above 20s Impact of Pricing Progression for Atlas Financial Niche insurance business that produces underwriting profits through all market cycles 1 Assumptions: Expense ratio of between 24.5%-26.5% Company operating at efficient scale with 2:1 NWP Surplus Ratio 2 Based on existing DTA’s, the 1st $2.6 mil of income is tax free from a cash perspective through 2032 20 Current Pricing Trend New Business Targeting Better than 60% L/R

Concluding Remarks Favorable Outlook • Re-affirms $200 to $240 million premium forecast for full year 2015 – $400 million in written premium is proportionate share • Company to provide additional guidance on full year 2016 after it reports fourth quarter financial results • Company has implemented measures to manage its operating leverage as it grows, with the objective of self-funding – $35 Million Line of credit from Fifth Third Bank – Quota share reinsurance • Goal is to maximize ROE potential in the current cycle – Strong operating margins – Efficient and scalable capital structure – Operating leverage • Remain proactive to changing market dynamics (TNCs, more cars carrying people / items) 21 Goals Annualized Q3 ROACE was 21.0% pre-tax & 13.6% after-tax. Across market cycles, our objective is to exceed industry ROE by 500 to 1,000 bps. Based on 2014 statutory filings, P&C industry ROE was 9.3%1 pre-tax. 1 Source: SNL Financial

Nasdaq: AFH For Additional Information At the Company: Scott Wollney Chief Executive Officer swollney@atlas-fin.com 847-700-8600 Investor Relations: The Equity Group Inc. Adam Prior Senior Vice President APrior@equityny.com 212-836-9606 Terry Downs Associate TDowns@equityny.com 212-836-9615